UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) August 17, 2005

                    VMS NATIONAL PROPERTIES JOINT VENTURE
            (Exact name of Registrant as specified in its charter)


       Illinois                  0-14194                36-3311347
(State or other jurisdiction   (Commission           (I.R.S. Employer
   of incorporation)           File Number)       Identification Number)

                                55 Beattie Place
                              Post Office Box 1089
                        Greenville, South Carolina 29602
                    (Address of principal executive offices)


                                 (864) 239-1000
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) VMS National Properties Joint Venture (the "Venture") has determined that there are errors in its financial statements for the year ended December 31, 2004 and for the three months ended March 31, 2005 and that such financial statements should no longer be relied upon. The Venture has determined that its accounting for the mortgage participation liability was incorrect as a result of certain errors made in the calculations when the participation feature was reevaluated during 2004. During the three months ended March 31, 2005 the error was further compounded by erroneously changing the payable date assumption for the mortgage participation liability.

The certifying officers of the Venture's managing general partner have reevaluated the adequacy of the Venture's disclosure controls and procedures in light of the material errors that were discovered. Based on such evaluation, the principal executive officer and principal officer of the managing general partner, who are the equivalent of the Venture's chief executive officer and chief financial officer, respectively, have concluded that, as of the end of such periods noted above, the Venture's disclosure controls were not effective due to the Venture's failure to properly review the assumptions and calculations impacting the accounting for the mortgage participation liability.

As a result of the Venture's determination, the Venture will restate its financial statements for the year ended December 31, 2004 and the three months ended March 31, 2005 and will include such restated financial statements in an amended report on Form 10-K for the year ended December 31, 2004 and an amended report on Form 10-Q for the three months ended March 31, 2005. The Venture intends to file its amended financial statements by August 26, 2005.

Authorized officers of the Venture's managing general partner have discussed with the Venture's independent accountant the matters disclosed herein.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              VMS NATIONAL PROPERTIES JOINT VENTURE

                              VMS National Residential Portfolio I


                                By: MAERIL, Inc.
                                    Managing General Partner


                              By:   /s/Stephen B. Waters
                                    Stephen B. Waters
                                    Vice President

                              VMS National Residential Portfolio II

                                By: MAERIL, Inc.
                                    Managing General Partner

                              By:   /s/Stephen B. Waters
                                    Stephen B. Waters
                                    Vice President


                              Date: August 17, 2005